EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                 RULE 15d-14(b)
                                       and
                              18 U.S.C. Sec. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rapidtron, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Creel, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



----------------------------------------
John Creel
President and Chief Executive Officer
August 16, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Rapidtron, Inc. and will be retained by Rapidtron, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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